Execution Copy {W5670291.3} UNIT PURCHASE AGREEMENT THIS UNIT PURCHASE AGREEMENT is made as of March 13, 2017 by and between Sprague Resources, LP, a Delaware limited partnership (the “Parent”), and Carbo Industries, Inc., a New York corporation (the “Investor”). RECITALS A. The Parent is the parent of Sprague Operating Resources, LLC, a Delaware limited liability company (“Buyer”), which has entered into an Asset Purchase Agreement, of even date herewith, by and among Buyer, Investor and the other Seller named therein (the “Asset Purchase Agreement”). Capitalized terms used in this Agreement have the meanings ascribed to them in the Asset Purchase Agreement. B. The Parent has agreed to issue a number of its common units representing limited partnership interests (the “Common Units”) determined as set forth herein in partial payment of the Purchase Price under the Asset Purchase Agreement. The Common Units issued pursuant to this Agreement are referred to as the “Units”. C. The Parent has also agreed to grant to the Investor certain piggyback registration rights with respect to the Units, on the terms set forth herein. The parties hereby agree as follows: 1. Purchase and Sale of Units. 1.1 Sale and Issuance of Units. Subject to the terms and conditions of this Agreement, in consideration of the closing of the transactions contemplated by the Asset Purchase Agreement, the Parent agrees to issue to the Investor at the Closing, and the Investor agrees to accept, that number of Units as is equal to (a) (i) $30,000,000 divided by (ii) the volume weighted average closing price of the Common Units as of 4:00 p.m. on the New York Stock Exchange for the ten (10) trading days ending on the date of the announcement by the Parent of the execution of the Asset Purchase Agreement and the ten (10) trading days following the announcement by the Parent of the execution of the Asset Purchase Agreement, plus (b) an additional number of Units equal to one and one half percent (1.5%) of the number of Units determined in accordance with clause (a) of this Section 1.1. 1.2 Closing; Delivery. (a) The issuance of the Units shall take place simultaneously with, and at the same time and in the same manner as, the Closing on the Closing Date (as such terms are defined in the Asset Purchase Agreement) (which time and place are designated as the “Closing”). (b) At the Closing, the Parent shall deliver to the Investor the Units in book entry form through the facilities of the Depositary Trust Corporation. Exhibit 10.1

{W5670291.3} 2 1.3 Defined Terms Used in this Agreement. In addition to the terms defined above and throughout this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below. (a) “Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. (b) “Asset Purchase Agreement” has the meaning set forth in the recitals to this Agreement. (c) “Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or required by Law to be closed for business. (d) “Buyer” has the meaning set forth in the recitals to this Agreement. (e) “Closing” has the meaning set forth in Section 1.2. (f) “Commission” means the United States Securities and Exchange Commission. (g) “Common Units” has the meaning set forth in the recitals to this Agreement. (h) “Confidential Information” means any confidential information provided to the Investor regarding the Parent and its Affiliates or any fact relating to discussions or negotiations with the Parent in connection with the Transaction Documents. (i) “Credit Facility” means that certain Credit Agreement dated December 9, 2014 among Sprague Operating Resources LLC, the several lenders parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent, as amended, restated and/or supplemented from time to time. (j) “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Parent, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or

{W5670291.3} 3 alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law. (k) “Delaware LP Act” means the Delaware Revised Uniform Limited Partnership Act. (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder. (m) “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Parent or an Affiliate pursuant to an equity option, purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Units being registered are Common Units issuable upon conversion of debt securities that are also being registered. (n) “GAAP” has the meaning set forth in Section 2.8. (o) “General Partner” means Sprague Resources GP LLC, a Delaware limited liability company. (p) “Governmental Authority” means, with respect to a particular Person, any country, state, county, city and political subdivision in which such Person or such Person’s Property is located or which exercises valid jurisdiction over any such Person or such Person’s Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them (including the Internal Revenue Service and any foreign, state or local tax authorities) and any monetary authority that exercises valid jurisdiction over any such Person or such Person’s Property. (q) “Investor” has the meaning set forth in the introductory paragraph to this Agreement. (r) “Knowledge,” including the phrase “to the knowledge of the Parent,” or similar phrases, shall mean the actual knowledge of David Glendon and Gary Rinaldi. (s) “Law” means any applicable federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule, rule of common law or regulation promulgated by a Governmental Authority. (t) “Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including, the lien or security interest arising from a mortgage, encumbrance, pledge,

{W5670291.3} 4 security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. (u) “Material Adverse Effect” has the meaning set forth in Section 2.1. (v) “Material Agreement” has the meaning set forth in Section 2.3. (w) “NYSE” means the New York Stock Exchange. (x) “Parent” has the meaning set forth in the introductory paragraph to this Agreement. (y) “Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of Sprague Resources LP dated October 30, 2013. (z) “Person” means any individual, corporation, partnership, trust, limited liability Parent, association or other entity. (aa) “Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible (including intellectual property rights). (bb) “Registrable Securities” means (i) the Units and (ii) any Common Units issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Units referenced in clause (i); excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 7.2, and excluding any Units for which registration rights have terminated pursuant to Section 4.2(h) of this Agreement. (cc) “Required Approvals” has the meaning set forth in Section 2.4. (dd) “SEC Reports” has the meaning set forth in Section 2.8. (ee) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. (ff) “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for the Investor. (gg) “Subordinated Units” has the meaning specified in the Partnership Agreement. (hh) “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other entity of which an aggregate of more

{W5670291.3} 5 than 50% of the outstanding voting equity is directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person. (ii) “Transaction Documents” means this Agreement and the Asset Purchase Agreement. (jj) “Units” has the meaning set forth in the recitals to this Agreement. 2. Representations and Warranties of the Parent. The Parent hereby represents and warrants to the Investor that, except as set forth in the SEC Reports, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the date hereof and as of the date of the Closing, except as otherwise indicated. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 2, and the disclosures in any section or subsection of the Disclosure Schedule shall qualify other sections and subsections in this Section 2 to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections. 2.1 Organization and Qualification. The Parent and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Parent nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Parent and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Parent and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Parent’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”). 2.2 Authorization; Enforcement. The Parent has the requisite limited partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder, as applicable. The execution and delivery of this Agreement and the other Transaction Documents by the Parent and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Parent and no further action is required by the Parent, the General Partner or the holders of the Parent’s Common Units in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Parent and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation

{W5670291.3} 6 of the Parent enforceable against the Parent in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law or public policy. 2.3 No Conflicts. The execution, delivery and performance by the Parent of this Agreement, the issuance and sale of the Units and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Parent’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Parent or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Parent or Subsidiary debt or otherwise) or other understanding to which the Parent or any Subsidiary is a party or by which any property or asset of the Parent or any Subsidiary is bound or affected and which is filed as an exhibit to the Parent’s Annual Report on Form 10-K for the year ended December 31, 2015 or Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 or September 30, 2016 (a “Material Agreement”), or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Parent or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Parent or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to result in a Material Adverse Effect. 2.4 Filings, Consents and Approvals. The Parent is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Parent of this Agreement, other than: (i) any approvals required by the Commission in connection with any registration statement filed in connection with the registration rights granted hereunder, (ii) any approvals required by the New York Stock Exchange with respect to the issuance and sale of the Units or the listing of the Units thereon, and (iii) the filing of Form D with the Commission (if the Parent elects to rely on Rule 506 of Regulation D under the Securities Act) and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”). 2.5 Issuance of the Units. The Units and the limited partner interests represented thereby will be, at the Closing, duly authorized by Parent in accordance with the Partnership Agreement and, when issued by the Parent and paid for in accordance with this Agreement, will be duly and validly issued, fully paid (to the extent required under the Partnership Agreement), non-assessable (except as such non-assessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act), and will be

{W5670291.3} 7 free and clear of all Liens and restrictions on transfer, other than (i) restrictions on transfer under the Partnership Agreement and under applicable state and federal securities Laws, (ii) such Liens as are created by the Investor, and (iii) such Liens as arise under the Partnership Agreement or the Delaware LP Act. 2.6 Capitalization. As of November 1, 2016, the issued and outstanding limited partnership interests of Parent consist of 11,241,851 Common Units and 10,071,970 Subordinated Units, which are the only limited partnership interests of the Parent issued and outstanding. All outstanding Common Units and Subordinated Units, together with the limited partnership interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement), and non-assessable (except as such non-assessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act). 2.7 Subsidiaries. All of the direct and indirect subsidiaries of the Parent are set forth in the SEC Reports. The Parent owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens (other than the Liens created pursuant to the Credit Facility), and all of the issued and outstanding shares of capital stock or units of membership interest of each Subsidiary have been duly authorized and validly issued and are fully paid, non-assessable (except as such non-assessability may be affected by matters described in Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act, in the case of Delaware limited liability companies), and free of preemptive and similar rights to subscribe for, or purchase, such securities. 2.8 SEC Reports; Financial Statements. The Parent has filed all reports, schedules, forms, statements and other documents required to be filed by the Parent under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Parent was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Report prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Parent included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in all material respects in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Parent and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and

{W5670291.3} 8 cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. 2.9 Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, there has been no event, occurrence or development specific to the Parent, any Subsidiary or any of their respective businesses or assets that has had or that would reasonably be expected to result in a Material Adverse Effect. For the avoidance of doubt, the representation and warranty set forth in this Section 2.9 shall not apply to any event, occurrence or development affecting the economy as a whole or the industries in which the Parent or any Subsidiary operate. 2.10 Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Parent, threatened, against or affecting the Parent, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Units or (ii) would, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect. 2.11 Compliance. Except as disclosed in the SEC Reports, neither the Parent nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Parent or any Subsidiary under), nor has the Parent or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any Material Agreement, (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not reasonably be expected to result in a Material Adverse Effect. 2.12 Certain Fees. Except as set forth in the Asset Purchase Agreement, no brokerage or finder’s fees or commissions are or will be payable by the Parent or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. 2.13 Private Placement. Assuming the accuracy of the Investor’s representations and warranties set forth in this Agreement, no registration under the Securities Act is required for the offer and sale of the Units by the Parent to the Investor as contemplated hereby.

{W5670291.3} 9 2.14 Investment Company. The Parent is not, and is not an Affiliate of, and immediately after the issuance of the Units, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. 2.15 Listing and Maintenance Requirements. The Parent’s Common Units are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Parent has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of such units under the Exchange Act nor has the Parent received any notification that the Commission is contemplating terminating such registration. The Parent has not, in the 12 months preceding the date hereof, received notice from the NYSE to the effect that the Parent is not in compliance with the listing or maintenance requirements thereof. The Parent is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Units are currently eligible for electronic transfer through the American Stock Transfer & Trust Company and the Parent is current in payment of fees thereto in connection with such electronic transfer. 3. Representations and Warranties of the Investor. The Investor hereby represents and warrants as of the date hereof and as of the Closing to the Parent as follows (unless such representation or warranty is as of a date otherwise specified): 3.1 Organization; Authority. The Investor is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full right, corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and performance by the Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Investor. This Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. 3.2 No Conflicts. The execution, delivery and performance by the Investor of this Agreement, the issuance and sale of the Units and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Investor’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Investor, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing an Investor debt or otherwise) or other

{W5670291.3} 10 understanding to which the Investor is a party or by which any property or asset of the Investor is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Investor is subject (including federal and state securities laws and regulations), or by which any property or asset of the Investor is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to result in a Material Adverse Effect. 3.3 Understandings or Arrangements. The Investor understands that the Units are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Units as principal for its own account and not with a view to or for distributing or reselling such Units or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Units in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Units in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Investor’s right to sell the Units pursuant to an effective registration statement or otherwise in compliance with applicable federal and state securities laws). 3.4 Unregistered Securities. (a) Accredited Investor Status; Sophisticated Investor. The Investor is an “accredited investor” within the meaning of Rule 501 under the Securities Act and is able to bear the risk of its investment in the Units. The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Units. (b) Information. The Investor has been furnished with materials relating to the business, finances and operations of the Parent and its Subsidiaries and relating to the offer and sale of the Units that have been requested by the Investor. The Investor has been afforded the opportunity to ask questions of the Parent and its Subsidiaries. The Investor understands and acknowledges that its purchase of the Units involves a high degree of risk and uncertainty. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Units. (c) Investor Representation. The Investor is purchasing the Units for its own account and not with a view to distribution in violation of any securities Laws. The Investor has been advised and understands and acknowledges that none of the Units have been registered under the Securities Act or under the “blue sky” Laws of any jurisdiction and may, subject to the provisions hereof, be resold only if registered pursuant to the provisions of the Securities Act (or if eligible, pursuant to the provisions of Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act). The Investor has been advised of and is

{W5670291.3} 11 aware of the provisions of Rule 144 promulgated under the Securities Act. The Investor acknowledges and understands that the Parent is relying upon, among other things, the representations and warranties of the Investor in this Agreement in concluding that the offer and sale of the Units hereunder will be exempt from the registration requirements of the Securities Act. (d) Legend. The Investor understands and acknowledges that, until such time as the Units have been registered pursuant to the provisions of the Securities Act, or the Units are eligible for resale, subject to the provisions hereof, pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Units will bear the following restrictive legend: “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT OR THE ISSUER HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT. THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SPRAGUE RESOURCES LP (AS AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME), A COPY OF WHICH MAY BE OBTAINED FROM THE PARTNERSHIP AT ITS PRINCIPAL EXECUTIVE OFFICES.” 3.5 Parent Information. The Investor acknowledges and agrees that the Parent has provided or made available to the Investor (through EDGAR, the Parent’s website or otherwise) all SEC Reports. 3.6 Certain Fees. Except as set forth in Section 3.6 of the Disclosure Schedules, no brokerage or finder’s fees or commissions are or will be payable by the Investor to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Neither the Parent nor any of its Subsidiaries shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. 4. Covenants. 4.1. Public Disclosure; Confidentiality. (a) Notwithstanding anything to the contrary contained herein, except as may be required to comply with the requirements of any applicable Law, the Investor shall not,

{W5670291.3} 12 and the Investor will cause its respective Affiliates not to, from and after the date hereof, issue any press release or other public communication in respect of this Agreement or otherwise disclose the identity of, or any other information concerning, the other parties without (i) the prior written approval of the Parent (which approval shall not be unreasonably withheld, conditioned or delayed by any party) and (ii) providing the Parent a reasonable opportunity to review and comment on such disclosure (with such comments being incorporated or reflected, to the extent reasonable, in any such disclosure). (b) The Investor agrees that it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor its investment in the Parent, any Confidential Information obtained from the Parent and its Subsidiaries pursuant to the terms of this Agreement. 4.2 Piggyback Registration Rights. (a) Registration Rights. If the Parent proposes to register any of its Common Units under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Parent shall give the Investor notice of such registration as promptly as practicable. Upon the request of the Investor given within ten (10) days after such notice is given by the Parent, the Parent shall, subject to the provisions of Section 4.2(b), cause to be registered all of the Registrable Securities that the Investor has requested to be included in such registration. The Parent shall have the right to terminate or withdraw any registration initiated by it under this Section 4.2(a) before the effective date of such registration, whether or not the Investor has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Parent in accordance with Section 4.2(e). (b) Underwriting Requirements. In connection with any offering involving an underwriting of Common Units pursuant to Section 4.2(a), the Parent shall not be required to include any of the Investor’s Registrable Securities in such underwriting unless the Investor accepts the terms of the underwriting as agreed upon between the Parent and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Parent. If the total number of Registrable Securities requested by the Investor to be included in such offering exceeds the number of securities to be sold (other than by the Parent) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Parent shall be required to include in the offering only that number of such Registrable Securities which the underwriters and the Parent in their sole discretion determine will not jeopardize the success of the offering, with the securities, if any, so included to be apportioned pro rata among the Investor and the other holders according to the total amount of Registrable Securities entitled to be included in the registration statement owned by each such holder.

{W5670291.3} 13 (c) Obligations of the Parent. In connection with its obligations under this Section 4.2, the Parent shall: (i) prepare and file with the Commission the registration statements with respect to the Registrable Securities in accordance with the terms of this Agreement and use its commercially reasonable efforts to cause such registration statements to become effective and keep such registration statements effective until the distribution contemplated in such registration statements has been completed and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such registration statements; (ii) prepare and file with the Commission such amendments and supplements to such registration statements, and the prospectus used in connection with such registration statements, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement; (iii) furnish to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate its disposition of its Registrable Securities; (iv) use its commercially reasonable efforts to register and qualify the securities covered by such registration statements under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the Investor; provided that the Parent shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Parent is already subject to service in such jurisdiction and except as may be required by the Securities Act; (v) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering; (vi) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statements to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Parent are then listed; (vii) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

{W5670291.3} 14 (viii) notify the Investor, promptly after the Parent receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and (ix) after such registration statement becomes effective, notify the Investor of any request by the Commission that the Parent amend or supplement such registration statement or prospectus. (d) Furnish Information. It shall be a condition precedent to the obligations of the Parent to take any action pursuant to this Section 4.2 with respect to the Registrable Securities of the Investor that such Investor shall furnish to the Parent such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of the Investor’s Registrable Securities. (e) Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to this Section 4.2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Parent shall be borne and paid by the Parent. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 4.2 shall be borne and paid by the Investor. (f) Delay of Registration. The Investor shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.2. (g) Indemnification. If any Registrable Securities are included in a registration statement under this Section 4.2: (i) To the extent permitted by law, the Parent will indemnify and hold harmless the Investor, and the officers, directors, and stockholders of the Investor; legal counsel and accountants for the Investor; any underwriter (as defined in the Securities Act) for the Investor; and each Person, if any, who controls the Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Parent will pay to the Investor, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 4.2(g)(i) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Parent, which consent shall not be unreasonably withheld, conditioned or delayed, nor shall the Parent be liable for any Damages to the extent (and only to the extent) that they arise out of or are based upon actions or omissions made in reliance upon

{W5670291.3} 15 and in conformity with written information furnished by or on behalf of the Investor expressly for use in connection with such registration. (ii) To the extent permitted by law, the Investor will indemnify and hold harmless the Parent, its General Partner, its Subsidiaries, and each of their respective directors (or similar governing persons), each of its officers who has signed the registration statement, each Person (if any), who controls the Parent within the meaning of the Securities Act, legal counsel and accountants for the Parent, any underwriter (as defined in the Securities Act), any other holder of Common Units selling securities in such registration statement, and any controlling Person of any such underwriter or other holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of the Investor expressly for use in connection with such registration; and the Investor will pay to the Parent and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 4.2(g)(ii) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld, conditioned or delayed; and provided further that in no event shall the aggregate amounts payable by the Investor by way of indemnity or contribution under this Section 4.2(g) exceed the proceeds from the offering received by the Investor (net of any Selling Expenses paid by the Investor), except in the case of fraud or willful misconduct by the Investor. (iii) Promptly after receipt by an indemnified party under this Section 4.2(g) of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.2(g), give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.2(g) to the extent that such failure materially prejudices

{W5670291.3} 16 the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.2(g). (iv) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 4.2(g) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 4.2(g). provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 4.2(g), then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) the Investor will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by the Investor pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall the Investor’s liability pursuant to this Section 4.2(g). exceed the proceeds from the offering received by the Investor (net of any Selling Expenses paid by the Investor), except in the case of willful misconduct or fraud by the Investor. (h) Termination of Registration Rights. The right of the Investor to request registration or inclusion of Registrable Securities in any registration pursuant to this Agreement shall terminate upon the earliest to occur of: (i) such time as all Registrable Securities held by the Investor may be sold pursuant to Rule 144 promulgated under the Securities Act during a three-month period without registration or restriction; and (ii) the third anniversary of the date of this Agreement.

{W5670291.3} 17 5. Conditions to the Investors’ Obligations at Closing. The obligations of the Investor to accept the Units at the Closing as a portion of the Purchase Price in lieu of a cash payment equal to the Unit Value are subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived: 5.1 Representations and Warranties. The representations and warranties of the Parent contained in Section 2 shall be true and correct in all respects as of the Closing. 5.2 Performance. The Parent shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Parent on or before the Closing. 5.3 Compliance Certificate. The President of the Parent shall deliver to the Investors at the Closing a certificate certifying that the conditions specified in Subsections 5.1 and 5.2 have been fulfilled. 5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Units pursuant to this Agreement shall be obtained and effective as of the Closing. 5.5 President’s Certificate. The President of the Parent shall have delivered to the Investor at the Closing a certificate certifying resolutions of the General Partner approving this Agreement and the transactions contemplated hereby. 5.6 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor, and the Investor (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates. 5.7 Asset Purchase Agreement. The Asset Purchase Agreement shall have been duly executed by the parties thereto, and the transactions contemplated thereby shall have been consummated substantially simultaneously with the issuance of the Units hereunder. 5.8 Approval for Listing. The Units shall have been approved for listing on the NYSE, subject only to notice of issuance. 6. Conditions of the Parent’s Obligations at Closing. The obligations of the Parent to issue the Units to the Investor at the Closing as a portion of the Purchase Price in lieu of a cash payment equal to the Unit Value are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived: 6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true and correct in all respects as of the Closing.

{W5670291.3} 18 6.2 Performance. The Investor shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing. 6.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Units pursuant to this Agreement shall be obtained and effective as of the Closing. 6.4 Asset Purchase Agreement. The Asset Purchase Agreement shall have been duly executed by the parties thereto, and the transactions and agreements contemplated thereby shall have been consummated and executed, respectively, substantially simultaneously with the issuance of the Units hereunder. 6.5 Approval for Listing. The Units shall have been approved for listing on the NYSE, subject only to notice of issuance. 7. Miscellaneous. 7.1 Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Parent and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Investor or the Parent. 7.2 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that prior to the Closing, the Parent may, without the prior written consent of the Investor, assign all or any portion of its rights under this Agreement to one or more of its direct or indirect wholly-owned Subsidiaries. No assignment shall relieve the assigning party of any of its obligations hereunder. 7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). (a) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE COUNTY OF WESTCHESTER, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH

{W5670291.3} 19 PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.3(b). 7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. 7.6 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a pdf document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to

{W5670291.3} 20 the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.6): If to Investor: Carbo Industries, Inc. 1 Bay Boulevard Lawrence, NY 11559 Facsimile: (212) 341-7248 E-mail: cliff.carbooil@gmail.com Attention: Cliff Hochhauser with a copy to: Holland & Knight LLP 31 West 52nd Street New York, NY Facsimile: (212) 385-9010 E-mail: aaron.goldberg@hklaw.com Attention: Aaron Goldberg If to Parent: Sprague Resources, LP 185 International Drive Portsmouth, NH 03801 Facsimile: (603) 430-5324 E-mail: pscoff@spragueenergy.com Attention: Paul A. Scoff, Vice President, General Counsel and Chief Compliance Officer with a copy to: Pierce Atwood LLP One New Hampshire Avenue, Suite 350 Portsmouth, NH 03801 Facsimile: (603) 433-6372 E-mail: spueschel@pierceatwood.com Attention: Scott E. Pueschel 7.7 No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Parent from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, employees, or representatives is responsible. The Parent agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Parent or any of its officers, employees or representatives is responsible.

{W5670291.3} 21 7.8 Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Parent and the Investor. Any amendment or waiver effected in accordance with this Section 7.8 shall be binding upon the Investor and each transferee of the Units, each future holder of all such securities, and the Parent. 7.9 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. 7.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative. 7.11 Entire Agreement. This Agreement (including the Exhibits hereto), and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled. [The remainder of this page is intentionally left blank.]

{W5670291.3} SIGNATURE PAGE TO UNIT PURCHASE AGREEMENT IN WITNESS WHEREOF, the parties have executed this Unit Purchase Agreement as of the date first written above. THE PARENT: SPRAGUE RESOURCES, LP By: /s/ Paul Scoff Name: Paul Scoff Title: Vice President, General Counsel, Chief Compliance Officer and Secretary THE INVESTOR: CARBO INDUSTRIES, INC. By: /s/ Paul Hochhauser Name: Paul Hochhauser Title: President